Exhibit 10.9

                                    FORM OF

                             PERFORMANCE ACCELERATED
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                         RESTRICTED STOCK UNIT AGREEMENT
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             This Performance Accelerated Restricted Stock Unit Agreement (the
"Agreement"), is entered into as of [DATE] (the "Grant Date"), by and between Hexcel Corporation, a Delaware corporation (collectively with its subsidiaries, the "Company"), and [EXECUTIVE] (the "Grantee").

             Pursuant to the Hexcel Corporation Incentive Stock Plan (the "Plan"), the Executive Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") has determined that the Grantee shall be granted Performance Accelerated Restricted Stock Units ("PARS") upon the terms and subject to the conditions hereinafter contained. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

             1.  Number of Shares.  The Grantee is hereby granted [NUMBER] PARS,
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subject to the restrictions set forth herein.

             2.  Terms of Restricted Stock.  The grant of PARS provided in
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Section 1 hereof shall be subject to the following terms, conditions and re-
strictions:

             (a) The Grantee shall not possess any incidents of ownership (including, without limitation, dividend and voting rights) in shares of Common Stock in respect of the PARS until such PARS have vested and been distributed to the Grantee in the form of shares of Common Stock.

             (b) The PARS and any interest therein may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, prior to the distribution of the Common Stock in respect of such PARS and subject to the conditions set forth in the Plan and this Agreement.

             3.  Vesting and Conversion of PARS.  The PARS shall vest on (x)
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March 1, 2003, or (y) on such earlier date to the extent certain pre-determined performance criteria (the "PARS Goals") are achieved. The PARS Goals shall be as follows: if earnings of the Company before















































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interest and taxes (determined by reference to the Company's audited financial statements) ("EBIT") equal or exceed $70 million for any fiscal year of the Company, 33-1/3% (or, if applicable, an additional 33 1/3%) of the total number of PARS shall become vested; if EBIT for any fiscal year of the Company equals or exceeds $80 million, 66-2/3% (or, if applicable, up to an additional 66 2/3%) of the total number of PARS shall become vested; and if EBIT for any fiscal year of the Company equals or exceeds $90 million, 100% of the total number of PARS shall become vested; provided, however, that (A) no more than 100% of the total
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number of PARS may become vested, (B) no PARS shall become vested in respect of any fiscal year prior to 1998, and (C) no more than 50% of the PARS may become vested in respect of fiscal year 1998; further, provided, that if any PARS would
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have vested pursuant to the PARS Goals but did not vest by virtue of clause (C)
of the preceding proviso, the PARS that would otherwise have vested in respect of 1998 shall become vested in respect of 1999 regardless of whether any PARS Goals are achieved in respect of 1999. Upon vesting, PARS shall be converted into an equivalent number of shares of Common Stock that will be immediately distributed to the Grantee; provided, however, that an appropriate number of
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PARS shall not be converted and distributed to the Grantee until the first busi-
ness day of the first year in which the Company is not precluded from deducting the associated compensation expense under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), but only to the extent such number of PARS would not be deductible until such time. On each dividend payment date with respect to the Common Stock subsequent to any PARS becoming fully vested but not yet converted and distributed by virtue of the immediately preceding proviso, the Company shall credit the Grantee with an additional number of fully vested whole and partial PARS (assuming each such PARS unit was a share of Common Stock) equal in value to the amount of dividends which the Grantee would have received on such dividend payment date if all such vested PARS (including PARS previously credited to the Grantee pursuant to this section) which had not yet been converted into shares had been so converted prior to the record date of such dividend. Such dividends will be credited as vested PARS as of the payment date of such dividends and such vested PARS shall thereafter be treated in the same manner as other PARS under this Agreement (the foregoing method of dividend


















































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crediting being referred to herein as being credited with the "Dividend Equiva-
lent").

             Upon the distribution of the shares of Common Stock in respect of the PARS, the Company shall issue to the Grantee or the Grantee's personal representative a stock certificate representing such shares of Common Stock, free of any restrictions.

             4.   Termination of Employment; Change of Control.
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             (a) Notwithstanding any other provision contained herein or in the
Plan, if the Grantee's employment with the Company is involuntarily terminated other than for Cause (as such term is defined below), or the Grantee dies or terminates employment due to disability (within the meaning of the Company's then current long-term disability plan), all PARS shall vest, be converted into shares of Common Stock and be immediately distributed to the Grantee, provided,
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however, that an appropriate number of such PARS shall not be converted and
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distributed to the Grantee until the first business day of the first year in which the Company is not precluded from deducting the associated compensation expense under Section 162(m) of the Code, but only to the extent such number of PARS would not be deductible until such time; further, provided, that the
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Grantee shall, if applicable, be credited with the Dividend Equivalent with respect to such PARS.

             If the Grantee's employment with the Company is involuntarily terminated for Cause or the Grantee voluntarily terminates his employment with the Company, the Grantee shall forfeit all PARS which have not yet become vested as of the date of termination of employment.

             Cause shall mean any (i) willful and continued failure by the Grantee to obey the reasonable instructions of a person to whom he reports, (ii) willful and continued neglect by the Grantee of his duties and obligations as an employee of the Company or (iii) willful misconduct of the Grantee or other actions in bad faith by the Grantee which are to the detriment of the Company including, without limitation, conviction of a felony, embezzlement or misappro-priation of funds or conviction of any act of fraud. For purposes of the foregoing, no














































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act or failure to act on the Grantee's part shall be deemed "willful" unless done, or omitted to be done, by the Grantee not in good faith and without the reasonable belief that the Grantee's act, or failure to act, was in the best interest of the Company.

             (b) In the event of a Change in Control (as defined below), all PARS shall vest, be converted into shares of Common Stock and be immediately distributed to the Grantee, provided, however, that an appropriate number of
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such PARS shall not be converted and distributed to the Grantee until the first business day of the first year in which the Company is not precluded from deducting the associated compensation expense under Section 162(m) of the Code, but only to the extent such number of PARS would not be deductible until such time; further, provided, that the Grantee shall, if applicable, be credited with
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the Dividend Equivalent with respect to such PARS.

             For purposes of this Agreement: (1) the term "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excluding Ciba for so long as Ciba is subject to the restrictions imposed by the Governance Agreement; (2) the term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended; (3) the term "Ciba" shall mean Ciba-Geigy Limited, a Swiss corporation, or such corporation or corporations as are substituted for Ciba-Geigy Limited pursuant to that certain letter agreement dated as of April [ ], 1996 between the Company and Ciba-Geigy Limited, together with their respective affiliates and any former affiliates holding Company voting securities pursuant to Section 4.01(b) of the Governance Agreement; (4) the term "Beneficial Owner" shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act; (5) the term "Strategic Alliance Agreement" shall mean the Strategic Alliance Agreement among the Company, Ciba-Geigy Limited and Ciba-Geigy Corporation, dated as of Sep-tember 29, 1995, as amended and (6) the term "Governance Agreement" shall have the meaning given in the Strategic Alliance Agreement.

             For purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

















































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                  (A)(i) any Person, is or becomes the Beneficial Owner of 20%
             or more of either (x) the then outstanding Common Stock of the Company (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the "Total Voting Pow-er"); excluding, however, the following: (1) any acquisition by the Company or any of its affiliates or (2) any acquisition by any em-ployee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates and (ii) Ciba beneficially owns, in the aggregate, a lesser percentage of the Total Voting Power than such Person beneficially owns; or

                  (B) a change in the composition of the Board such that the individuals who, as of the effective date of this Agreement, constitute the Board (such individuals shall be hereinafter referred to as the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, for
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             purposes of this definition, that any individual who becomes a director subsequent to such effective date, whose election, or nomination for election by the Company's stockholders, was made or approved pursuant to the Governance Agreement or by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered a member of the Incumbent Board; but, provided,
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             further, that any such individual whose initial assumption of
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             office occurs as a result of either an actual or threatened elec-
             tion contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threat-ened solicitation of proxies or consents by or on behalf of a per-son or legal entity other than the Board shall not be considered a member of the Incumbent Board; or

                  (C) the approval by the stockholders of the Company of a
             reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company















































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             ("Corporate Transaction"); excluding, however, such a Corporate
             Transaction (i) pursuant to which all or substantially all of the individuals and entities who are the beneficial owners, respec-tively, of the Outstanding Common Stock and Total Voting Power immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transac-tion (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their owner-ship immediately prior to such Corporate Transaction of the Out-standing Common Stock and Total Voting Power, as the case may be, or (ii) after which no Person beneficially owns a greater percent-age of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of such corporation than does Ciba; or

                  (D) Ciba shall become the Beneficial Owner of more than 57.5%
             of the Total Voting Power; or

                  (E) the approval by the stockholders of the Company of a
             complete liquidation or dissolution of the Company.

             5.  Equitable Adjustment.
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                  The aggregate number of shares of Common Stock subject to the
PARS shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consoli-dation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without the receipt of consideration by the Company, or other change in corporate or capital structure. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available,















































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
to the extent reasonably necessary or desirable to preserve the intended benefits under this Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Company.

             6.  Taxes.  The Grantee shall pay to the Company promptly upon
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request any taxes the Company reasonably determines it is required to withhold under applicable tax laws with respect to the PARS. Such payment shall be made as provided in Section IX(f) of the Plan.

             7.  No Guarantee of Employment.  Nothing set forth herein or in the
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Plan shall confer upon the Grantee any right of continued employment for any period by the Company, or shall interfere in any way with the right of the Company to terminate such employment.

             8.  Notices.  Any notice required or permitted under this Agreement
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shall be deemed given when delivered personally, or when deposited in a United
States Post Office, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in Grantee's employment records, or such other address as the Grantee may designate in writing to the Company, or to the Compa-ny, Attention: Corporate Secretary, or such other address as the Company may designate in writing to the Grantee.

             9.  Failure To Enforce Not a Waiver.  The failure of either party
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hereto to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

             10.  Governing Law.  This Agreement shall be governed by and
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construed according to the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

             11.  Incorporation of Plan.  The Plan is hereby incorporated by
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reference and made a part of this Agreement, and this Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time, provided that any such amendment of the Plan must be made in accordance with Section X of the Plan. The PARS
















































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granted herein constitute Awards within the meaning of the Plan.

             12.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

             13.  Miscellaneous.  This Agreement cannot be changed or terminated
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orally.  This Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof.
This Agreement is intended to comply with Rule 16b-3 of the Exchange Act of 1934, as amended, and the provisions hereof shall be construed in a manner to so comply.






































































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             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year set forth above.



                                           HEXCEL CORPORATION

                                      By: __________________________

                                      Its: _________________________




                                      ______________________________
                                               [EXECUTIVE]












































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